EXHIBIT 10 (h)
                             Airborne Express

                                   1994

                   Executive Incentive Compensation Plan


                    Airborne Freight Corporation D/B/A
                            "Airborne Express"

                   EXECUTIVE INCENTIVE COMPENSATION PLAN

                   Effective as revised January 1, 1994
                         and annually thereafter.

                         SUMMARY PLAN DESCRIPTION

1.    Purpose

The purpose of this Plan is to achieve Corporate goals by providing incentive compensation to eligible key executives who through industry, ability and exceptional service, contribute materially to the success of Airborne Express.

2.    Definitions

When used in the Plan, the following words and phrases shall have the following meanings:

      (a) Beneficiary - The beneficiary or beneficiaries designated to receive the amount, if any, payable under the Plan upon the death of a participant.

      (b)  Board - The Board of Directors of Airborne Freight Corporation.

      (c) Compensation Committee - Members of the Board who are charged with the responsibility of review and recommendations to the full Board on matters relating to salaries of officers and all other forms of executive and key management compensation and benefits.

      (d)  Plan - The Executive Incentive Compensation Plan.

      (e) Plan Year - Each calendar year for which specific performance targets are established for the Company.

      (f) Eligible Employee or Participant - Any executive employee who is in service at the end of the Plan year and who has been designated by the Board as eligible to receive awards hereunder.

      (g) Performance Measure - A specific objective measure to assess individual or group success in achieving established goals. The plan consists of two corporate performance measures and individual MBO sections may consist of up to four additional performance measures.

      (h) Target - The point at which performance equals 100% of the stated objective and earns the bonus percentage established for a given position.

      (i) Attainment - The actual results of individual or group effort to reach a performance goal, usually stated as a percentage of target.

      (j) Threshold - The point below target at which incentive payout for each performance measure begins. Some performance measures only pay incentive if target is achieved.

      (k) Maximum - The point above target that represents the maximum payout level for a particular performance measure.

      (l) Total Disability - Complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed by Airborne Express when such disability commenced.

      (m) Retirement - When an employee leaves active service and qualifies under the company's regular or early retirement programs.

3.    Allocation of Bonus Awards

Each Plan year bonus awards, if any, shall be allocated among eligible employees, on the basis of their contributions to the successful management of the total organization or of a subsidiary and in accordance with such rules as the Board may prescribe.

Upon recommendations of the Compensation Committee, the Board shall determine the award maximums, the allocation of the award between individuals and the total organization and individual executive awards.

In determining the allocation of bonus awards among individual executives, the Chairman and the President will consider Company performance and individual performance goals.

The Compensation Committee shall have the right to approve different performance objectives for each performance period. However, performance objectives will not be changed during any performance period except as and to the extent determined by the Board in the event of changes in accounting practices or extraordinary or unanticipated circumstances which could have a material effect on the achievement of the performance objectives.

4.    Limitation on Allocation

The total amount allocated as a Bonus Award to an eligible employee shall not exceed a fixed percentage of the employee's targeted award.

5.    Form of Payment of Incentive Compensation

Incentive compensation awards shall be paid entirely in cash except when otherwise authorized by the Board. Payments will be made as soon as practicable after audited performance results are known, which should be on or about March 1. Bonus award checks are prepared by Payroll and the amounts are subject to tax withholding and Capital Accumulation Plan (CAP) deductions.

If a participant dies before the end of the Plan year an amount equal to a pro-rated portion thereof as of the date of death shall be paid in one lump cash sum to the employee's beneficiary.

6.    Designation of Beneficiaries

Each participant shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon the employee's death. A participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation. The last such designation received shall be controlling, provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

7.    Absence of Valid Designation

If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated beneficiary survives the participant, or if such designation conflicts with the law, the Participant's estate shall be deemed to have been designated a beneficiary and shall receive the payment of the amount, if any, under the Plan upon the participant's death. If the Compensation Committee is in doubt as to the right of any person to receive such amount, the Compensation Committee may direct retention of such amount, without liability for any interest thereon, until the rights thereto are determined or the Compensation Committee may pay such amount to any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan and of Airborne therefore.

ADMINISTRATION OF THE PLAN

8.    Power and Authority

The Compensation Committee shall have full power and authority to construe, interpret and administer the Plan. All decisions, actions or interpretations of the Compensation Committee shall be final, conclusive and binding upon all parties.

9.    No Liability of Compensation Committee, Board Members or Officers

No members of the Compensation Committee, Board or Corporate officers shall be personally liable by reason of any contract or other instrument executed by them or on their behalf nor for any mistake or judgment made in good faith, and Airborne shall indemnify and hold harmless each member of the Board and each other officer, employee or director of Airborne to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.

10.   Right to Amend, Suspend or Terminate Plan

The Board reserves the right at any time to amend, suspend or terminate the Plan in whole or in part and for any reasons and without the consent of any Participant or Beneficiary; provided that no such amendment shall adversely affect rights to receive any amount to which Participants or Beneficiaries have become entitled prior to such amendment. Any amendment, modification, suspension or termination of any provisions of the Plan may be made retroactively.

GENERAL LIMITATIONS AND PROVISIONS

11.   No Rights to Continued Employment or Bonus

Nothing contained in the Plan shall give any employee the right to be retained in the employment of Airborne or affect the right of Airborne to dismiss any employee. The adoption of the Plan shall not constitute a contract between Airborne and any employee. No eligible employee shall receive any right to be granted an award hereunder nor shall any such award be considered as compensation under any employee benefit plan of Airborne except as otherwise determined by Airborne.

12.   No Right, Title, or Interest in Airborne Assets

The Participant shall have no right, title, or interest whatsoever in or to any investments which Airborne may make to aid in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a fiduciary relationship between Airborne and any eligible employee or any other person. To the extent that any person acquires a right to receive payments from Airborne under this Plan, such right shall be no greater than the right of an unsecured general creditor of Airborne.

13.   Unfunded Plan: Governing Law

The Plan is intended to constitute an incentive compensation arrangement for a select group of management or highly compensated personnel and all rights thereunder shall be governed by and construed in accordance with the laws of the State of Washington.

14.   Executive Incentive Compensation Plan

The specific Executive Incentive Compensation Plan (EICP) for the current Plan year is described in the next section (pages 6 -12).

                    Airborne Freight Corporation D/B/A
                            "Airborne Express"

EXECUTIVE INCENTIVE COMPENSATION PLAN (EICP)

Effective as revised January 1, 1994 and annually thereafter.

Airborne Express has adopted an executive incentive compensation program which provides opportunities to top corporate executives to receive additional compensation for their contribution toward achieving the Company's performance goals as established by the Board.

1.    PURPOSE

The purpose of this Plan is to increase the rate of growth of the Company - in earnings, revenues, human resources, and strategic position - by stimulating key executives to superior performance, and by attracting and keeping in the employ of the Company people of outstanding experience and ability.

2.    ADMINISTRATION

      (a) The Compensation Committee will have the power to interpret the Plan and to make all determinations necessary or desirable for its administration.

      (b) The decision of the Compensation Committee on any question concerning the interpretation or administration of the Plan will be final and conclusive. Nothing in the Plan will be deemed to give any officer or employee, or legal representatives or assigns, any right to participate in the Plan except to such extent, as the Board may determine pursuant to the provisions of the Plan.

3.    ELIGIBILITY OF EMPLOYEES

      (a) Eligibility of employees to participate in the Plan in any Plan Year will be recommended through organizational channels and approved by the Board.

      (b) Eligible employees will be the Chief Executive Officer and those executives of the Company who have a major impact on profits, growth, contribute importantly to determining the Company's strategic position, or who directs a major administrative division of the Company.

           Positions eligible for the EICP include:

           Chief Executive Officer (CEO)
           President and Chief Operating Officer (COO)
           Executive Vice Presidents
           President, ABX Air, Inc.

      (c) With approval of the Board, prior to June 30 of each Plan Year, additional employees may be included in the Plan, with any award bonus pro-rated as shall be determined by the Compensation Committee.

      (d) Employees who retire in good standing during the year will be eligible for a pro-rated bonus for the year in which they retire provided they are on the active payroll on June 30th or later of the plan year.

      (e) Employees who take a leave of absence will have their awards calculated based on actual Airborne salary earnings for the calendar year. Any disability insurance payments will not be included as earnings in calculating bonus awards. Employees who are on a leave of absence for more than 90 days and who continue to receive full or partial salary continuance will have their awards adjusted. Any salary paid while on a leave of absence period over 90 days will not be included in the base used to calculate annual bonus awards.

      (f) Bonus payments shall be made on or about March 1st following the Plan year and after audited performance results.

      (g) Bonus checks are prepared by Payroll and the amounts are subject to tax withholding and Capital Accumulation Plan (CAP) withholding.

4.    COMPANY PERFORMANCE TARGETS

The Company's performance used to determine the payout of bonuses will be based on two factors -- pre-tax, pre-profit sharing net profit and percent of sales revenue growth. Performance goals will be set as follows:

      (a) Pre-tax net profit earnings is the major corporate target and shall be the basis of 75% of the bonus allocation.

      (b)  An 80% threshold is set on targeted pre-tax earnings.

      (c)  A 150% maximum is set on targeted pre-tax earnings.

      (d) Percent growth in sales revenues is the second major corporate target and shall be the basis of 25% of the bonus allocation.

      (e)  An 80% threshold is set on targeted growth in sales revenue.

      (f)  The maximum is 150% of targeted growth in sales revenue.

5.    QUALIFIERS AND DEFINITIONS ON PERFORMANCE TARGETS

      (a) The bonus percentage is applied to the participant's salary paid in the Plan (calendar) Year.

      (b) No bonus will be paid for growth in sales revenue unless the threshold net profit is achieved.

      (c) To receive any award under EICP, an executive's individual performance must be evaluated as at least competent by the Compensation Committee.

6.    BONUS AMOUNTS

Actual bonuses will be determined by applying the following percentages, or a pro-rated portion thereof, times the participant's annual salary.

                       Threshold                  Maximum
Position            (80% of Target)  Target    (150% of Target)
--------            --------------   ------    ---------------
CEO                 10%              60%       133%

COO                 10%              50%       111%

EVP'S               10%              35%        75%


7.    ALLOCATIONS

100% of the bonus award is allocated to corporate performance (as opposed to individual MBO achievement) for all Executive Incentive Compensation Plan (EICP) eligible positions. The EICP incentive payment percentages for goal attainment are:
                                    CEO
                             (100% Corporate)

Percent of
Attainment         Profit (75%)     Revenue (25%)     Total
----------         ------------     -------------     -----
80%                 7.5%             2.5%              10.0%

100%               45.0%            15.0%              60.0%

150%               99.75%           33.25%            133.0%

                                    COO
                             (100% Corporate)

Percent of
Attainment         Profit (75%)     Revenue (25%)     Total
----------         ------------     -------------     -----
80%                 7.5%             2.5%              10.0%

100%               37.5%            12.5%              50.0%

150%               83.25%           27.75%            111.0%

                                   EVP'S
                             (100% Corporate)

Percent of
Attainment          Profit (75%)     Revenue (25%)     Total
----------          ------------     -------------     -----
80%                  7.5%            2.5%              10.0%

100%                26.25%           8.75%             35.0%

150%                56.25%          18.75%             75.0%


8. There is an example incentive calculation for the EVP level on the following page.

EICP EXAMPLE

1.    Title:  Executive Vice President
2.    100% Corporate Allocation
3.    Salary:  $200,000
4.    Bonus opportunity as percent of salary:

Threshold   Target   Maximum
---------   ------   --------
10%         35%      75%


5.    Allocation:

                            Threshold   Target     Maximum
                            ---------   ------     --------
75% - Pre-Tax Net Profit     7.5%        26.25%    56.25%
25% - Growth in Revenue      2.5%         8.75%    18.75%
------------------------    ------        ------   ------
Total Bonus Opportunity     10.0%        35.00%    75.00%


6.    Assumed Facts:

           *    Profit Performance:    87%
           *    Revenue Performance:  104%

7.    Calculations

      A.   Profit Bonus @ 87% Actual Performance

           Performance = Bonus Percentage (from table)

                   87% = 14.06%

           Bonus % X Annual Salary = Profit Bonus

                 14.06% X $200,000 = $28,120

      B.   Revenue Growth @ 104% Actual Performance

           Performance = Bonus Percentage (from table)

                  104% = 9.55%

           Bonus % X Annual Salary = Profit Bonus

                   9.55%X $200,000 = $19,100

      C.   Total Bonus Earned

           Profit Bonus       $28,120
           Revenue Bonus      $19,100
                              -------
                              $47,220

                   Executive Incentive Compensation Plan
                             Bonus Percentages
                         Corporate Attainment Plan
                                    CEO

                            Net Profit Factor    Revenue Growth Factor
                               (75% weight)          (25% weight)
                       % Attnmt     Percent     % Attnmt     Percent
                      (of Goal)    of Salary    (of Goal)   of Salary
                      ---------    ---------    ---------   ---------
                      below 80%    0            below 80%   0
Threshold              80%          7.50%        80%         2.50%
                       81%          9.38%        81%         3.13%
                       82%         11.25%        82%         3.75%
                       83%         13.13%        83%         4.38%
                       84%         15.00%        84%         5.00%
                       85%         16.88%        85%         5.63%
                       86%         18.75%        86%         6.25%
                       87%         20.63%        87%         6.88%
                       88%         22.50%        88%         7.50%
                       89%         24.38%        89%         8.13%
                       90%         26.25%        90%         8.75%
                       91%         28.13%        91%         9.38%
                       92%         30.00%        92%        10.00%
                       93%         31.88%        93%        10.63%
                       94%         33.75%        94%        11.25%
                       95%         35.63%        95%        11.88%
                       96%         37.50%        96%        12.50%
                       97%         39.38%        97%        13.13%
                       98%         41.25%        98%        13.75%
                       99%         43.13%        99%        14.38%
Target                100%         45.00%       100%        15.00%
                      102%         47.19%       102%        15.73%
                      104%         49.38%       104%        16.46%
                      106%         51.57%       106%        17.19%
                      108%         53.76%       108%        17.92%
                      110%         55.95%       110%        18.65%
                      112%         58.14%       112%        19.38%
                      114%         60.33%       114%        20.11%
                      116%         62.52%       116%        20.84%
                      118%         64.71%       118%        21.57%
                      120%         66.90%       120%        22.30%
                      122%         69.09%       122%        23.03%
                      124%         71.28%       124%        23.76%
                      126%         73.47%       126%        24.49%
                      128%         75.66%       128%        25.22%
                      130%         77.85%       130%        25.95%
                      132%         80.04%       132%        26.68%
                      134%         82.23%       134%        27.41%
                      136%         84.42%       136%        28.14%
                      138%         86.61%       138%        28.87%
                      140%         88.80%       140%        29.60%
                      142%         90.99%       142%        30.33%
                      144%         93.18%       144%        31.06%
                      146%         95.37%       146%        31.79%
                      148%         97.56%       148%        32.52%
Maximum               150%         99.75%       150%        33.25%


Note:   Actual payouts will be calculated using formulas where % of attainment is rounded to the nearest 1% and % of salary is rounded to the nearest .01%.

                   Executive Incentive Compensation Plan
                             Bonus Percentages
                         Corporate Attainment Plan
                                    COO

                       Net Profit Factor    Revenue Growth Factor
                          (75% weight)          (25% weight)
                   % Attnmt     Percent     % Attnmt     Percent
                  (of Goal)    of Salary    (of Goal)   of Salary
                  --------     --------     --------    --------
                  below 80%    0            below 80%   0
Threshold          80%          7.50%        80%         2.50%
                   81%          9.00%        81%         3.00%
                   82%         10.50%        82%         3.50%
                   83%         12.00%        83%         4.00%
                   84%         13.50%        84%         4.50%
                   85%         15.00%        85%         5.00%
                   86%         16.50%        86%         5.50%
                   87%         18.00%        87%         6.00%
                   88%         19.50%        88%         6.50%
                   89%         21.00%        89%         7.00%
                   90%         22.50%        90%         7.50%
                   91%         24.00%        91%         8.00%
                   92%         25.50%        92%         8.50%
                   93%         27.00%        93%         9.00%
                   94%         28.50%        94%         9.50%
                   95%         30.00%        95%        10.00%
                   96%         31.50%        96%        10.50%
                   97%         33.00%        97%        11.00%
                   98%         34.50%        98%        11.50%
                   99%         36.00%        99%        12.00%
Target            100%         37.50%       100%        12.50%
                  102%         39.33%       102%        13.11%
                  104%         41.16%       104%        13.72%
                  106%         42.99%       106%        14.33%
                  108%         44.82%       108%        14.94%
                  110%         46.65%       110%        15.55%
                  112%         48.48%       112%        16.16%
                  114%         50.31%       114%        16.77%
                  116%         52.14%       116%        17.38%
                  118%         53.97%       118%        17.99%
                  120%         55.80%       120%        18.60%
                  122%         57.63%       122%        19.21%
                  124%         59.46%       124%        19.82%
                  126%         61.29%       126%        20.43%
                  128%         63.12%       128%        21.04%
                  130%         64.95%       130%        21.65%
                  132%         66.78%       132%        22.26%
                  134%         68.61%       134%        22.87%
                  136%         70.44%       136%        23.48%
                  138%         72.27%       138%        24.09%
                  140%         74.10%       140%        24.70%
                  142%         75.93%       142%        25.31%
                  144%         77.76%       144%        25.92%
                  146%         79.59%       146%        26.53%
                  148%         81.42%       148%        27.14%
Maximum           150%         83.25%       150%        27.75%


Note:   Actual payouts will be calculated using formulas where % of attainment is rounded to the nearest 1% and % of salary is rounded to the nearest .01%.

                   Executive Incentive Compensation Plan
                        Bonus Percent Lookup Table
                     Corporate Attainment (Only) Plan
                              Executive VP's

                      Net Profit Factor       Revenue Growth Factor
                        (75% weight)              (25% weight)
                    % Attnmt     Percent      % Attnmt     Percent
                    (of Goal)   of Salary     (of Goal)   of Salary
                    --------    --------      --------    --------
                    below 80%   0             below 80%   0
Threshold            80%         7.50%         80%        2.50%
                     81%         8.44%         81%        2.81%
                     82%         9.37%         82%        3.13%
                     83%        10.31%         83%        3.44%
                     84%        11.25%         84%        3.75%
                     85%        12.19%         85%        4.06%
                     86%        13.13%         86%        4.38%
                     87%        14.06%         87%        4.69%
                     88%        15.00%         88%        5.00%
                     89%        15.94%         89%        5.31%
                     90%        16.88%         90%        5.63%
                     91%        17.81%         91%        5.94%
                     92%        18.75%         92%        6.25%
                     93%        19.69%         93%        6.56%
                     94%        20.63%         94%        6.88%
                     95%        21.56%         95%        7.19%
                     96%        22.50%         96%        7.50%
                     97%        23.44%         97%        7.81%
                     98%        24.38%         98%        8.13%
                     99%        25.31%         99%        8.44%
Target              100%        26.25%        100%        8.75%
                    102%        27.45%        102%        9.15%
                    104%        28.65%        104%        9.55%
                    106%        29.85%        106%        9.95%
                    108%        31.05%        108%       10.35%
                    110%        32.25%        110%       10.75%
                    112%        33.45%        112%       11.15%
                    114%        34.65%        114%       11.55%
                    116%        35.85%        116%       11.95%
                    118%        37.05%        118%       12.35%
                    120%        38.25%        120%       12.75%
                    122%        39.45%        122%       13.15%
                    124%        40.65%        124%       13.55%
                    126%        41.85%        126%       13.95%
                    128%        43.05%        128%       14.35%
                    130%        44.25%        130%       14.75%
                    132%        45.45%        132%       15.15%
                    134%        46.65%        134%       15.55%
                    136%        47.85%        136%       15.95%
                    138%        49.05%        138%       16.35%
                    140%        50.25%        140%       16.75%
                    142%        51.45%        142%       17.15%
                    144%        52.65%        144%       17.55%
                    146%        53.85%        146%       17.95%
                    148%        55.05%        148%       18.35%
Maximum             150%        56.25%        150%       18.75%


Note:   Actual Payouts will be calculated using Formulas where % of attainment is rounded to nearest 1% and % of salary is rounded to the nearest .01%.